DCM Series Trust

DCM Growth Fund (the “Fund”)

Supplement dated February 11, 2004

To the Prospectus and Statement of Additional Information dated January 28, 2004

The following information supersedes any information to the contrary relating to, and contained in, the Fund’s Prospectus and Statement of Additional Information dated as of January 28, 2004:

The name of the “DCM Growth Fund” shall be changed to the “DCM Fund,” effective as of April 15, 2004.

February 11, 2004